UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 23, 2015

Inotek Pharmaceuticals Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-36829	04-3475813
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

131 Hartwell Avenue, Suite 105 Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 676-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 23, 2015, Inotek Pharmaceuticals Corporation (the “Company”) issued a press release summarizing the results of the Company’s meeting with representatives from the U.S. Food and Drug Administration (the “FDA”). The End-of-Phase 2 meeting with the FDA was held to discuss the Company’s Phase 3 program for trabodenoson monotherapy. A copy of this press release is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2015	INOTEK PHARMACEUTICALS CORPORATION

	By:	/s/ Dale Ritter
Dale Ritter Vice President—Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 23, 2015